UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  December 21, 2016
Earliest Event Date requiring this Report:  December 21, 2016
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 570-8889
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Matters

Authorization for Application for Quotation on The OTC Markets Group, Inc. QX Tier.  The Board of Directors of Capstone Companies, Inc., a Florida corporation, ("Company") approved a resolution at a 21 December 2016 board meeting authorizing the Company's management to prepare and file an application to quote the Company's Common Stock, $0.0001 par value, ("Common Stock") on The OTC Markets Group, Inc. ("OTC") QX Tier ("QX Tier").  The Company does not anticipate filing this application until early January 2017.  The application requires OTC review and approval and that approval may not be granted by OTC.  The filing of the application is also subject to the Company meeting all standards for quotation of a class of securities on the QX Tier at the time of the filing of the application and for the duration of the processing of the application.

The decision to seek quotation of the Common Stock on the QX Tier is part of the Company's effort to seek to enhance public shareholder value by improving the liquidity of the public market for the Common Stock.  The Company understands that merely obtaining quotation of the Common Stock on the QX Tier will not necessarily increase the liquidity of the public market for the Common Stock and that the Company's ongoing business and financial performance and Company's future investor relations efforts will be a factor in determining whether the quotation of the Common Stock on the QX Tier or any other stock market will in fact enhance public shareholder value.

Extension of Stock Repurchase Program.  At the 21 December 2016 board of directors' meeting, the Company Board of Directors also approved an extension of the Company's stock repurchase program through 31 December 2017, subject to earlier termination at the discretion of the Company Board of Directors. This program was scheduled to expire on December 31, 2016. The Company has not repurchased any shares of its Common Stock under the stock repurchase program as of the date of this Current Report on Form 8-K.

FORWARD LOOKING STATEMENT NOTICE:  This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended.  Forward-looking statements can be identified by the use of words such as "seek," "enhance," "hope," "may," "will," "could," "should," "anticipates," "believes," "estimates," "expects," "intends," "plans" and variations thereof or of similar expressions.  All forward-looking statements included in this Current Report on Form 8-K are based on the Company's current expectations and are subject to a number of risks and uncertainties, which could cause actual results to differ materially from those forward-looking statements.  These risks include, without limitation, the failure to win approval to quote the Company's Common Stock on the QX Tier, the increased costs and compliance burdens of quoting stock on a new quotation system, the lack of institutional investor and market maker support for the public market for the Company's Common Stock, treatment of the Common Stock as a "penny stock," general and regional economic conditions, changes in consumer demand for the Company products and the impact on such changes in Company's financial performance and investor support for Company's Common Stock in the public markets, changes in laws and regulations and the other risks detailed under Item Item 1A "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2015 and in other Company filings made with the Securities and Exchange Commission. Except as required by applicable laws, the Company will not update any forward-looking statements made in this report to reflect future events or developments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

Date:   December 21, 2016

By: /s/ James McClinton
James McClinton, Chief Financial Officer